U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2016

iBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35023

(Commission File Number)

26-2797813

(I.R.S. Employer Identification Number)

600 Madison Avenue, Suite 1601, New York, NY 10022-1737

(Address of principal executive offices          (Zip Code)

Registrant's telephone number: (302) 355-0650

                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The Board of Directors of iBio, Inc., a Delaware corporation (the “Company”) has established Thursday, April 7, 2016 as the date of the Company’s 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). Because the date of the 2015 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”), in accordance with Rule 14a−5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change.

Stockholders of record at the close of business on March 2, 2016 will be entitled to vote at the 2015 Annual Meeting. The time and location of the 2015 Annual Meeting will be as set forth in the Company’s proxy statement for the 2015 Annual Meeting. Because the date of the 2015 Annual Meeting has been changed by more than 30 days from the anniversary of the 2014 Annual Meeting, a new deadline has been set for submission of proposals by stockholders of the Company intended to be included in the Company’s 2015 proxy statement and form of proxy for its 2015 Annual Meeting.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2015 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, must ensure that such proposal is received by the Company’s Secretary, at 600 Madison Avenue, Suite 1601, New York, NY 10022, on or before the close of business on February 8, 2016, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2015 Annual Meeting. The February 8, 2016 deadline will also apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, in accordance with the requirements contained in the Company’s Bylaws, stockholders of the Company who wish to bring business before the 2015 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all of the information specified in the Company’s Bylaws) is received by the Company’s Secretary at the address specified above no later than the close of business on February 8, 2016. Any such proposal must meet the requirements set forth in the Company’s Bylaws in order to be brought before the 2015 Annual Meeting.

Important Information

The Company intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission to obtain stockholder approval of the issuance of 6,500,000 shares of common stock to Eastern Capital Limited in a private placement pursuant to a Share Purchase Agreement, dated as of January 13, 2016, between the Company and Eastern Capital Limited (the “Stockholder Approval”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCKHOLDER APPROVAL. The proxy statement, any amendments or supplements to the proxy statement and other relevant documents filed by the Company with the Securities and Exchange Commission will be available free of charge through the web site maintained by the Securities and Exchange Commission at www.sec.gov or by calling the Securities and Exchange Commission at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from the Company’s website at www.ibioinc.com or by writing to Secretary, iBio, Inc., 600 Madison Avenue, Suite 1601, New York, NY 10022.

The Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Stockholder Approval. Information regarding the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, filed with the Securities and Exchange Commission on October 13, 2015. Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed in connection with the Stockholder Approval.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: January 29, 2016	By:	/s/ Robert B. Kay Robert B. Kay Executive Chairman and CEO